SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): June 17, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California		94404

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated May 31, 2002

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: May 31, 2002

A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	TOTAL	# LOANS

(A) ORIGINAL PRINCIPAL BALANCE	42,750,000.00	97,000,000.00	55,000,000.00	52,023,107.00	246,773,107.00	17,753
(B) BEGINNING PERIOD PRINCIPAL BALANCE	0.00	0.00	7,874,702.97	52,023,107.00	59,897,809.97	7,125
(C) COLLECTIONS (REGULAR PAYMENTS)	0.00	0.00	2,082,207.17	0.00	2,082,207.17	N/A
(D) WITHDRAWAL FROM PAYAHEAD	0.00	0.00	9,270.45	0.00	9,270.45	N/A
(E) COLLECTIONS (PRINCIPAL PAYOFFS)	0.00	0.00	1,775,689.68	0.00	1,775,689.68	356
(F) NET LIQUIDATION PROCEEDS	0.00	0.00	34,338.49	0.00	34,338.49	N/A
(G) CHARGE OFF AMOUNT	0.00	0.00	113,216.45	0.00	113,216.45	20
(H) PRINCIPAL REDUCTIONS (PARTIAL CHARGE OFFS)	0.00	0.00	0.00	0.00	0.00	N/A
(I) REPURCHASES	0.00	0.00	0.00	0.00	0.00	0
(J) ENDING BALANCE	0.00	0.00	3,859,980.73	52,023,107.00	55,883,087.73	6,749

NOTIONAL PRINCIPAL BALANCE:
(K) BEGINNING					11,281,809.56
(L) ENDING					9,044,262.72
(M) CERTIFICATE FACTOR	0.000000%	0.000000%	7.018147%	100.000000%	22.645534%

B. CASH FLOW RECONCILIATION	TOTALS

(A) TOTAL CASH WIRED		4,525,510.20
(B) INTEREST WIRED		6,029.83
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT		9,270.45
(D) ADVANCES		608.25
(E) REPURCHASES		0.00
(F) GROSS CHARGE OFF RECOVERIES		74,103.93
(G) SPREAD ACCOUNT WITHDRAWAL		0.00
(H) “A” SURETY BOND DRAW FOR “I” INTEREST		0.00
(I) “A” SURETY BOND DRAW FOR “A-1” PRINCIPAL OR INTEREST		0.00
(J) “A” SURETY BOND DRAW FOR “A-2” PRINCIPAL OR INTEREST		0.00
(K) “A” SURETY BOND DRAW FOR “A-3” PRINCIPAL OR INTEREST		0.00
(L) “A” SURETY BOND DRAW FOR “A-4” PRINCIPAL OR INTEREST		0.00

TOTAL COLLECTIONS		4,615,522.66

C. TRUSTEE DISTRIBUTION	TOTAL

(A) TOTAL CASH FLOW		4,615,522.66
(B) UNRECOVERED INTEREST ADVANCES		2,044.81
(C) SERVICING FEE (DUE AND UNPAID)		37,436.13
(D) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(E) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(F) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE		45,345.16
(G) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE		306,502.81
(H) INTEREST TO “I” CERTIFICATE HOLDERS, INCLUDING OVERDUE		14,102.26
(I) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(J) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(K) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE		4,014,722.24
(L) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(M) REINSURANCE FEE		0.00
(N) SURETY BOND FEE		10,981.27
(O) FIRST LOSS PROTECTION FEE	0.00
(P) SURETY BOND PREMIUM	10,981.27
(Q) INTEREST ADVANCE RECOVERY PAYMENTS		0.00
(R) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-1” INT OR PRIN		0.00
(S) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-2” INT OR PRIN		0.00

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: May 31, 2002

(T) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-3” INT OR PRIN	0.00
(U) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-4” INT OR PRIN	0.00
(V) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “I” INTEREST	0.00
(W) DEPOSIT TO PAYAHEAD	0.00
(X) BANK ACCOUNT INTEREST	6,029.83
(Y) EXCESS YIELD	178,358.15
BALANCE	0.00

D. SPREAD ACCOUNT AND SURETY RECONCILIATION

	SPREAD	SURETY
	ACCOUNT	BOND

(A) BEGINNING BALANCE	3,934,751.63	56,542,082.00
(B) ADDITIONS TO SPREAD AMOUNT	178,358.15	N/A
(C) INTEREST EARNED	5,671.25	N/A
(D) DRAWS	0.00	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00	N/A
(H) ENDING BALANCE	4,118,781.03	56,263,733.01
(I) REQUIRED BALANCE	3,084,663.84	56,263,733.01
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	1,034,117.19

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE

(A) 30-59	52	366,824.50
(B) 60-89	13	143,372.17
(C) 90+	6	52,005.20
(D) TOTAL	71	562,201.87

F. EXCESS YIELD

	EXCESS YIELD	POOL	EXCESS YIELD
MONTH	BALANCE	BALANCE	(Annualized %)

(A) CURRENT	178,358.15	55,883,087.73	3.8300%
(B) 1ST PREVIOUS	140,362.64	59,897,809.97	2.8120%
(C) 2ND PREVIOUS	50,048.93	64,117,389.75	0.9367%
(D) 3RD PREVIOUS	16,425.52	68,559,204.41	0.2875%
(E) FOUR MONTH ROLLING EXCESS YIELD	96,298.81	62,114,372.97	1.8604%

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: May 31, 2002

G. DELINQUENCY RATE (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A) CURRENT	562,201.87	55,883,087.73	1.0060%
(B) 1ST PREVIOUS	462,369.04	59,897,809.97	0.7719%
(C) 2ND PREVIOUS	880,022.93	64,117,389.75	1.3725%
(D) 3RD PREVIOUS	679,824.98	68,559,204.41	0.9916%
(E) FOUR MONTH ROLLING AVERAGE	646,104.71	62,114,372.97	1.0402%

H. NET LOSS RATE

			AVERAGE
	CHARGE-OFF	LIQUIDATION	POOL	DEFAULTED
MONTH	BALANCE	PROCEEDS	BALANCE	(ANNUALIZED)

(A) CURRENT	147,554.94	108,442.42	57,890,448.85	0.8108%
(B) 1ST PREVIOUS	219,769.48	130,368.84	62,007,599.86	1.7301%
(C) 2ND PREVIOUS	232,499.65	100,284.77	66,338,297.08	2.3916%
(D) THREE MONTH ROLLING AVERAGE	199,941.36	113,032.01	62,078,781.93	1.6800%

I. CHARGE-OFF / RECOVERIES

	NUMBER	BALANCE

(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	20	113,216.45
(B) GROSS CHARGE OFFS CUMULATIVE RECEIVABLES	917	8,081,813.73
(C) COLLECTION PERIOD RECOVERIES ON CHARGE-OFFS	N/A	74,103.93
(D) RECOVERIES ON CHARGE-OFFS TO DATE	N/A	1,191,590.83

J. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS	15	165,653.01
(B) AGGREGATE REPOSSESSIONS	782	9,895,746.70
(C) UNLIQUIDATED REPOSSESSIONS	16	166,904.29

K. FORCED PLACE INSURANCE

(A) FORCED PLAN INSURANCE CHARGE-OFFS	0	0.00
(B) FORCED PLACED INS CANCELED/WAIVED/REMOVED/REVERSED	0	0.00

L. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE	109,794.17
(B) DEPOSIT	0.00
(C) WITHDRAWAL	9,270.45
(D) ENDING BALANCE	100,523.72

Approved by:	/s/ Brian Smith
Brian Smith First Vice President, Controller Bay View Acceptance Corp

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: May 31, 2002

A. PRINCIPAL BALANCE RECONCILIATION
	A-1	A-2	A-3	A-4	TOTAL	# LOANS

(A) ORIGINAL PRINCIPAL BALANCE	64,000,000.00	132,000,000.00	80,000,000.00	80,559,839.00	356,559,839.00	20,329
(B) BEGINNING PERIOD PRINCIPAL BALANCE	0.00	0.00	27,344,969.75	80,559,839.00	107,904,808.75	10,288
(C) COLLECTIONS (REGULAR PAYMENTS)	0.00	0.00	3,444,979.25	0.00	3,444,979.25	N/A
(D) WITHDRAWAL FROM PAYAHEAD	0.00	0.00	0.00	0.00	0.00	N/A
(E) COLLECTIONS (PRINCIPAL PAYOFFS)	0.00	0.00	3,122,686.65	0.00	3,122,686.65	383
(F) NET LIQUIDATION PROCEEDS	0.00	0.00	158,901.66	0.00	158,901.66	N/A
(G) CHARGE OFF AMOUNT	0.00	0.00	180,967.75	0.00	180,967.75	23
(H) PARTIAL CHARGE-OFFS	0.00	0.00	0.00	0.00	0.00	N/A
(I) REPURCHASES	0.00	0.00	0.00	0.00	0.00	0
(J) ENDING BALANCE	0.00	0.00	20,437,434.44	80,559,839.00	100,997,273.44	9,882
(K) CERTIFICATE FACTOR	0.000000%	0.000000%	25.546793%	100.000000%	28.325477%

B. CASH FLOW RECONCILIATION
TOTALS

(A) CASH WIRED	7,647,378.76
(B) INTEREST WIRED	13,525.48
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
(D) ADVANCES	3,470.33
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	35,440.94
(G) SPREAD ACCOUNT WITHDRAWAL	4,242.36
(H) “A” SURETY BOND DRAW FOR “A-1” PRINCIPAL OR INTEREST	0.00
(I) “A” SURETY BOND DRAW FOR “A-2” PRINCIPAL OR INTEREST	0.00
(J) “A” SURETY BOND DRAW FOR “A-3” PRINCIPAL OR INTEREST	0.00
(K) “A” SURETY BOND DRAW FOR “A-4” PRINCIPAL OR INTEREST	0.00
TOTAL COLLECTIONS	7,704,057.87

C. TRUSTEE DISTRIBUTION
TOTAL

(A) TOTAL CASH FLOW	7,704,057.87
(B) UNRECOVERED INTEREST ADVANCES	1,046.21
(C) SERVICING FEE (DUE AND UNPAID)	67,440.51
(D) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(E) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(F) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	174,096.31
(G) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	512,897.64
(H) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(J) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	6,907,535.31
(K) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(L) SURETY BOND FEE	18,583.61
(M) INTEREST ADVANCE RECOVERY PAYMENTS	0.00
(N) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-1” INT OR PRIN	0.00
(O) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-2” INT OR PRIN	0.00
(P) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-3” INT OR PRIN	0.00
(Q) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-4” INT OR PRIN	0.00
(R) DEPOSIT TO PAYAHEAD	8,932.80
(S) BANK ACCOUNT INTEREST	13,525.48
(T) EXCESS YIELD	0.00
BALANCE	0.00

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: May 31, 2002

D. SPREAD ACCOUNT AND SURETY RECONCILIATION

	SPREAD	SURETY
	ACCOUNT	BOND

(A) BEGINNING BALANCE	4,365,525.50	4,184,147.00
(B) ADDITIONS TO SPREAD AMOUNT	0.00	N/A
(C) INTEREST EARNED	6,311.76	N/A
(D) DRAWS	4,242.36	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00	N/A
(H) ENDING BALANCE	4,367,594.90	4,184,147.00
(I) REQUIRED BALANCE	4,456,997.99	4,184,147.00
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE

(A) 30-59	40	366,862.99
(B) 60-89	10	165,559.54
(C) 90+	6	39,646.64
(D) TOTAL	56	572,069.17

F. EXCESS YIELD

		EXCESS YIELD	POOL	EXCESS YIELD
	MONTH	BALANCE	BALANCE	(Annualized %)

(A)	CURRENT	0.00	100,997,273.44	0.0000%
(B)	1ST PREVIOUS	66,179.30	107,904,808.75	0.7360%
(C)	2ND PREVIOUS	37,956.45	115,101,838.84	0.3957%
(D)	3RD PREVIOUS	979.14	122,088,423.83	0.0096%
(E)	FOUR MONTH ROLLING EXCESS YIELD	26,278.72	111,523,086.22	0.2828%

G. DELINQUENCY RATE (30+)
		DELINQUENT
		MONTH	POOL	DELINQUENCY
	MONTH	BALANCE	BALANCE	%

(A)	CURRENT	572,069.17	100,997,273.44	0.5664%
(B)	1ST PREVIOUS	667,615.05	107,904,808.75	0.6187%
(C)	2ND PREVIOUS	604,161.80	115,101,838.84	0.5249%
(D)	3RD PREVIOUS	443,764.37	122,088,423.83	0.3635%
(E)	FOUR MONTH ROLLING AVERAGE	571,902.60	111,523,086.22	0.5128%

H. NET LOSS RATE

				AVERAGE
		CHARGE-OFF	LIQUIDATION	POOL	DEFAULTED
	MONTH	BALANCE	PROCEEDS	BALANCE	(ANNUALIZED)

(A)	CURRENT	339,869.41	194,342.60	104,451,041.10	1.6719%
(B)	1ST PREVIOUS	158,130.73	116,546.60	111,503,323.80	0.4475%
(C)	2ND PREVIOUS	152,444.03	116,371.82	118,595,131.34	0.3650%
(D)	THREE MONTH ROLLING AVERAGE	216,814.72	142,420.34	111,516,498.74	0.8005%

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: May 31, 2002

I. CHARGE-OFF/RECOVERIES

		NUMBER	BALANCE

(A)	COLLECTION PERIOD CHARGE-OFF RECEIVABLES	23	180,967.75
(B)	GROSS CHARGE OFFS CUMULATIVE RECEIVABLES	562	5,896,548.92
(C)	COLLECTION PERIOD RECOVERIES ON CHARGE-OFFS	N/A	35,440.94
(D)	RECOVERIES ON CHARGE-OFFS TO DATE	N/A	1,174,248.24

J. REPOSSESSIONS

(A)	COLLECTION PERIOD REPOSSESSIONS	8	104,056.03
(B)	AGGREGATE REPOSSESSIONS	483	7,601,776.34
(C)	UNLIQUIDATED REPOSSESSIONS	13	165,321.00

K. FORCED PLACE INSURANCE

(A)	FORCED PLAN INSURANCE CHARGE-OFFS	0	0.00
(B)	FORCED PLACED INS CANCELED/WAIVED/REMOVED/REVERSED	0	0.00

L. PAYAHEAD RECONCILIATION

(A)	BEGINNING BALANCE		90,614.62
(B)	DEPOSIT		8,932.80
(C)	WITHDRAWAL		0.00
(D)	ENDING BALANCE		99,547.42

Approved by:	/s/ Brian Smith
Brian Smith First Vice President, Controller Bay View Acceptance Corp

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST
	BY:	BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: June 17, 2002		By:	/s/ Brian Smith
Brian Smith First Vice President, Controller